UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2016

BIOAMBER INC.

(Exact name of registrant as specified in charter)

Delaware	001-35905	98-0601045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Rene Levesque West, Suite 4310

Montreal, Quebec, Canada H3B 4W8

(Address of principal executive office)

Registrant’s telephone number, including area code (514) 844-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2016, BioAmber Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC, as the representative of the several underwriters listed in the Underwriting Agreement (the “Underwriters”) to issue and sell 1,748,750 shares of common stock, par value $0.01 per share (the “Common Stock”) of the Company in an underwritten offering pursuant to a shelf registration statement on Form S-3 (File No. 333-196470) (including, a registration statement on Form S-3 filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (File No. 333-215289) (collectively, the “Registration Statement”)) and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission (the “Shares Offering”). In addition, on December 22, 2016, the Company entered into a Canadian Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers party thereto to issue and sell warrants (the “Warrants”) to purchase an aggregate of 2,224,199 shares of Common Stock in a registered direct offering pursuant to the Registration Statement and a related prospectus, including a related prospectus supplement, filed with the Securities and Exchange Commission (the “Warrants Offering” and, together with the Shares Offering, the “Offerings”).

The price paid per share for the Common Stock in the Shares Offering, and the price paid per share for the Common Stock underlying the Warrants in the Warrants Offering (representing the exercise price of the Warrants that was pre-funded by each purchaser at closing), was in each case $4.00. The Company received net proceeds of $3.80 per share of Common Stock in the Shares Offering, representing an underwriting discount of 5.0%. The net proceeds from the Warrants Offering of $3.80 per share of Common Stock underlying the Warrants, representing a placement agent fee of 5.0%, were placed into an escrow account, to be released upon the exercise or deemed exercise of the Warrants pursuant to the terms of the Purchase Agreement.

The term of the Warrants lasts for 120 days from the date of issuance. The Warrants may be voluntarily exercised, in whole or in part, prior to their expiration, for no additional consideration. In addition, upon the last to occur of (i) the listing of the Common Stock on the Toronto Stock Exchange or the TSX-Venture Exchange, and (ii) the Company’s receiving of a receipt for a prospectus qualifying the issuance of the Common Stock underlying the Warrants from at least the Canadian provincial securities regulator in that jurisdiction in which the initial holder of the Warrants are resident, in each case in accordance with applicable Canadian law (the “Warrant Conditions”), the remainder of the Warrants shall be deemed to have been exercised in full. Upon such exercise or deemed exercise, the Company will receive the net proceeds from the escrow account described above with respect to the shares of Common Stock underlying such Warrants so exercised. If the Warrant Conditions have not been satisfied on or prior to 5:00 p.m. New York City time on the date that is 120 days from the issuance date of the Warrants, then the gross subscription proceeds from the Warrants Offering will be returned to the respective purchasers of the Warrants.

Each of the Underwriting Agreement and the Purchase Agreement contains customary representations, warranties, and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions.

Each of the Underwriting Agreement and the Purchase Agreement is attached hereto as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement and the Purchase Agreement were made only for purposes of the Underwriting Agreement and the Purchase Agreement (as applicable) and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement and the Purchase Agreement (as applicable), and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement and the Purchase Agreement.

A copy of the opinion of Goodwin Procter LLP relating to the legality of the issuance and sale of the Common Stock in the Shares Offering is attached as Exhibit 5.1 hereto, and a copy of the opinion of Goodwin Procter LLP relating to the enforceability of the Warrants in the Warrants Offering and the legality of the issuance and sale of the Common Stock underlying the Warrants is attached as Exhibit 5.2 hereto, both such opinions are filed with reference to, and are hereby incorporated by reference into, the Registration Statement. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and a copy of the Purchase Agreement is filed herewith as Exhibit 1.2, each of which is incorporated herein by reference.

The Warrants were issued pursuant to a Warrant Agency Agreement, dated as of December 29, 2016 (the “Warrant Agreement”), between the Company and Computershare Inc. and its wholly-owned subsidiary, Computershare Trust Company, N.A., as Warrant Agent. The Warrant Agreement is filed as Exhibit 4.2 hereto and is incorporated herein by reference.

The foregoing summaries of the Offerings and the terms of the Underwriting Agreement, the Purchase Agreement, the form of Warrant and the Warrant Agreement are subject to, and qualified in their entirety by such documents attached herewith as Exhibits 1.1, 1.2, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

On December 23, 2016, the Company issued a press release announcing the Offerings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The completion of the Offerings is expected to trigger an adjustment to the exercise price of the outstanding warrants to purchase common stock issued in the Company’s initial public offering. The exercise price of such warrants is expected to be reduced from $5.00 per whole share of common stock to $4.00 per whole share of common stock, pursuant to the terms of such warrants.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of December 22, 2016 by and between BioAmber Inc. and H.C. Wainwright & Co., LLC.

1.2	Canadian Securities Purchase Agreement dated as of December 22, 2016 by and between BioAmber Inc. and the purchasers identified therein.

4.1	Form of Warrant to Purchase Common Stock of BioAmber Inc.

4.2	Warrant Agency Agreement dated as of December 29, 2016 by and between BioAmber Inc. and Computershare Inc.

5.1	Opinion of Goodwin Procter LLP.

5.2	Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1).

23.2	Consent of Goodwin Procter LLP (contained in Exhibit 5.2).

99.1	Press release of BioAmber Inc. issued December 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOAMBER INC.

Date: December 29, 2016	By:	/s/ Jean-François Huc
Jean-François Huc, Chief Executive Officer